                                                                  EXHIBIT 10.23


                               CLOSING AGREEMENT

         THIS CLOSING AGREEMENT ("Closing Agreement") is made and entered into by and among SDR Metro Inc. (a/k/a SDR Metro Incorporated), an Ohio corporation ("SDR"), Brent Simon ("INVENTOR"), and RadioMetrix, Inc. (a/k/a Radio Metrix Inc.) ("RADIOMETRIX"), a Florida corporation, as of this 8th day of January 2002.

         WHEREAS, on October 9, 2000 SDR, INVENTOR and RADIOMETRIX entered into that certain Agreement setting forth the terms and conditions to which SDR and INVENTOR would sell to RADIOMETRIX or its assigns, and RADIOMETRIX or its assigns would purchase the PATENT and the PATENT RIGHTS as defined in the Agreement ("Purchase Agreement"); and

         WHEREAS, pursuant to that certain Extension Agreement entered into by SDR, INVENTOR and RADIOMETRIX, as of September 25, 2001 ("Extension Agreement"), the Closing on the aforedescribed purchase is to occur no later than January 9, 2002; and

         WHEREAS, in accordance with Paragraph 4.b) of the Purchase Agreement, the parties wish to enter into this Closing Agreement to clarify certain matters and effectuate the transaction and the conveyance of the PATENT and PATENT RIGHTS to RADIOMETRIX.

         NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each party, and the parties, intending to be legally bound, hereby agree as follows:

         1. SDR, at the closing, shall assign to RADIOMETRIX all its right, title and interest in and to the License Agreement entered into by and between SDR and RADIOMETRIX dated as of the 14th day of March 1992 and as amended by that certain Amendment to License Agreement entered into by the parties dated February 14, 1997 and May 26, 1998 ("License Agreement"). The Assignment of License Agreement shall be in the form attached hereto as Exhibit "A".

         2. SDR and INVENTOR represent, warrant, confirm, and reaffirm to RADIOMETRIX and SMARTGATE that:

                  a. RADIOMETRIX and SDR have each fully met all of their respective obligations under the License Agreement;

                  b. Neither SDR nor INVENTOR has any claim or right, title or interest in or to any improvements or inventions, whether or not the subject of patent applications, or any proprietary information or trade secrets that may improve, benefit or augment the TECHNOLOGY (collectively referred to as "RADIOMETRIX' IMPROVEMENTS TO THE TECHNOLOGY") that RADIOMETRIX or
SmartGate Inc. and SmartGate, L.C. (collectively "SMARTGATE"), the Sublicense of RADIOMETRIX or their respective employees or associates may have made since the date of the License Agreement or that may be made in the future, nor does SDR or INVENTOR have any claim or right, title and interest in or to any patents or patent applications filed by RADIOMETRIX or SMARTGATE relating to the PATENT, PATENT RIGHTS or TECHNOLOGY that RADIOMETRIX or SMARTGATE may have filed since entering into the License Agreement or that may be filed in the future. SDR and INVENTOR further agree to execute such documents, including documents of assignment and conveyance as RADIOMETRIX may, in the future, request which documents shall reflect, agree and confirm that RADIOMETRIX or its assigns have received all of the right, title and interest of

SDR and INVENTOR in and to the PATENT and PATENT RIGHTS, and TECHNOLOGY, and any and all of RADIOMETRIX' IMPROVEMENTS TO THE TECHNOLOGY past or future;

                  c. All of the representations and warranties of SDR, as set forth in Paragraph 6 of the License Agreement, are incorporated into this Closing Agreement by reference and made an integral part hereof, and remain true and correct, and are reaffirmed and shall remain true and correct following the Closing, and shall survive the Closing and payment of the Promissory Note;

                  d. INVENTOR is the sole inventor, and SDR is the sole owner of the PATENT, PATENT RIGHTS and TECHNOLOGY being sold under the Agreement, and that no other person nor entity has any right, title or interest in or claim to the PATENT, PATENT RIGHTS or TECHNOLOGY, and should any person or entity assert any such right, title or interest or claim, SDR and INVENTOR shall defend and hold RADIOMETRIX harmless with respect to any such claim, and in the event any such claim is asserted during the period the Promissory Note remains unpaid, SDR and INVENTOR agree that RADIOMETRIX shall have the right to set any such claim, cost, expense, recovery or settlement off against its obligation to pay the Promissory Note;

                  e. SDR and INVENTOR acknowledge that Samuel S. Duffey and Duffey & Dolan, P.A. have served as legal counsel only to RADIOMETRIX with respect to the License Agreement, Purchase Agreement, Extension Agreement, and this Closing Agreement. SDR and INVENTOR further acknowledge they have each been advised to and have had the opportunity to seek and rely upon their own counsel with respect to the License Agreement, Purchase Agreement, Extension Agreement and this Closing Agreement and that neither SDR nor INVENTOR has received nor relied upon any legal advice from RADIOMETRIX' legal counsel.

                  f. SDR has full and complete authority to enter into and close the Purchase Agreement and to execute and deliver the Assignment, Assignment of License Agreement and this Closing Agreement.

                  g. Attached, are true and correct copies of Minutes of a Meeting of Stockholders and Directors of SDR, which meeting was duly and legally conducted and which authorized and approved the Purchase Agreement, this Closing Agreement, the Assignment, Assignment of License Agreement and all transactions and actions reflected therein, and expressly authorized SDR's officers to execute, deliver and carry out the intentions of said agreements and documents.

                  h. Neither SDR nor INVENTOR require the consent or approval of any third party to enter into the Purchase Agreement, this Closing Agreement, the Assignment or the Assignment of License Agreement and the execution of such documents will not violate or breach any agreement or obligation to which SDR or INVENTOR is a party.

                  i. The correct corporate name of SDR is SDR Metro Inc. The License Agreement, Purchase Agreement and Extension to the Purchase Agreement each contained a typographical error which referred to SDR as SDR Metro Incorporated. SDR expressly acknowledges that the reference to SDR Metro Incorporated means SDR Metro Inc. and each of said documents are hereby ratified in full. This Closing Agreement and all of the closing documents under the Purchase Agreement shall reflect the proper name of SDR (i.e., - SDR Metro Inc.)

         3. RADIOMETRIX represents, warrants, confirms, and reaffirms to SDR and INVENTOR that:

                  a. RADIOMETRIX' obligation to deliver the cash portion of the purchase price and its obligations to pay the Promissory Note in accordance with its terms, and its obligations under Security Agreement establishing SDR's security interest in the PATENT and pledging the PATENT as collateral for payment of the Promissory Note is hereby reaffirmed;

                  b. The correct corporate name of RADIOMETRIX is Radio Metrix Inc. The License Agreement, Purchase Agreement and Extension to the Purchase Agreement each contained typographical errors which referred to RADIOMETRIX as Radio Metrix Incorporated or Radio Metrix, Inc. RADIOMETRIX expressly acknowledges that the reference to Radio Metrix Incorporated or Radio Metrix, Inc. means Radio Metrix Inc. and each of said documents are hereby ratified in full. This Closing Agreement and all of the closing documents under the Purchase Agreement shall reflect the proper name of RADIOMETRIX (i.e. - Radio Metrix Inc.)

         4. The parties agree that as an additional closing document in accordance with Paragraph 4.b) of the Purchase Agreement, SDR shall, as requested by Patent Attorney, Thomas E. Anderson, execute at Closing the Assignment for recordation in the Patent Office as attached hereto as Exhibit "B".

         5. This Closing Agreement is a supplement to the Purchase Agreement and Extension Agreement and shall be interpreted so as to be consistent with those agreements, and shall survive the Closing of the purchase of the PATENT and PATENT RIGHTS.

         6. Attached as Exhibit "C" is the Promissory Note to be delivered by RADIOMETRIX to SDR at closing which has been revised from the form of Note attached to the Purchase Agreement to reflect: (i) Radio Metrix Inc. as the Maker instead of "Radio Metrix, Inc."; (ii) SDR Metro Inc. as Payee instead of "SDR Metro Incorporated"; and (iii) to reference the Remedy Upon Default Agreement.

         7. RADIOMETRIX and INVENTOR agree that with respect to a consulting relationship between RADIOMETRIX and INVENTOR, it is the parties intention to negotiate and enter into a formal consulting agreement, and until such time, the terms of the consulting relationship shall be as set forth in that certain Memo from RADIOMETRIX to INVENTOR dated August 28, 2000 and attached hereto as Exhibit "D".

         IN WITNESS WHEREOF, the parties have executed this Closing Agreement on the day and year first above written.

 SDR Metro Inc.                          Radio Metrix Inc.
 an Ohio corporation                     a Florida corporation



 By:   /s/ David L. E. Jones, President         By:  /s/ S.A. Michael, President
      ---------------------------------             ----------------------------
 Its:                                    Its:  President


 Brent Simon



         /s/ Brent Simon
-----------------------------------

                        ASSIGNMENT OF LICENSE AGREEMENT

         WHEREAS, SDR METRO Inc., a corporation of the State of Ohio, having its principal place of business at 27367 Tungsten Road, Euclid, Ohio 44132, hereinafter called Assignor, is a party to that certain License Agreement entered into by and between SDR Metro Inc. and Radio Metrix Inc. dated as of the 14th day of March 1992 and as amended by that certain Amendment to License Agreement entered into by the parties dated February 14, 1997 and May 26, 1998 ("License Agreement") and desires to assign its right, title and interest in and to the License Agreement to Radio Metrix Inc.

         WHEREAS, Radio Metrix Inc., a corporation of the State of Florida ("Assignee"), having its principal place of business at 4400 Independence Court, Sarasota, Florida 34234, desires to acquire SDR Metro Inc.'s entire right, title and interest in and to the License Agreement.

         NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, receipt whereof is hereby acknowledged, Assignor, by these presents, does sell, assign and transfer unto said Assignee, its successors and assigns, all right, title and interest in the License Agreement.

         Assignor hereby agrees to execute any and all papers, including further assignment documents of any and all kinds in any and all countries, and to perform any and all acts which assignee may deem necessary to secure thereto the rights herein assigned, sold and set over.


                                   EXHIBIT A

         Assignor further represents and warrants that it has not granted any rights inconsistent with the rights granted herein.

                                           SDR METRO INC.



                                           By
                                              --------------------------------



                                           Title:
                                                  ----------------------------


 State of                      )
          --------------------

                                  )SS

 County of                     )
          --------------------

         On this     day of                          ,200 , before me personally
                 ---        ------------------------

appeared                         , to me known to be the person named in and who
         -----------------------
executed the above instrument and acknowledged that he executed the same for the uses and purposes therein mentioned.


                                               Notary Public



(SEAL)

           UNANIMOUS JOINT WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                      AND STOCKHOLDERS OF SDR METRO INC.

         The undersigned, as all of the members of the Board of Directors of SDR METRO INC., ("Company") and all of the shareholders thereof, hereby jointly consent to the following resolutions:

         WHEREAS, Company and RadioMetrix Incorporated (i.e. - Radio Metrix Inc., a Florida corporation ["RadioMetrix"]), entered into a License Agreement as of the 14th day of March 1992, and an Amendment thereto dated by the parties on February 14, 1997 and May 26, 1998 respectively (collectively hereinafter referred to as the "License Agreement").

         WHEREAS, Company, Brent Simon and RadioMetrix, Inc. entered into a Purchase Agreement dated October 9, 2000 as extended by that certain Extension Agreement entered into by and among the same parties on September 25, 2001 pursuant to which the Secured Party and Brent Simon agreed to sell to RadioMetrix U.S. Patent No. 5,337,039 ("Patent") (collectively hereinafter referred to as the "Purchase Agreement");

         WHEREAS, as part of the closing of the Purchase Agreement, the Board of Directors of and stockholders of SDR METRO INC. wish to authorize, ratify, approve and confirm the matters set forth below; be it then

         RESOLVED, and this confirms that the License Agreement and the Company's assignment of same to RadioMetrix is hereby ratified, authorized and approved.

         RESOLVED, and this confirms that the Purchase Agreement and the closing of the Purchase Agreement are hereby ratified, authorized and approved; and

         RESOLVED, and this confirms that the undersigned shareholders waive any and all dissenter's rights under Ohio law and specifically hereby confirm they will not be asserting any dissenter's rights with regard to the sale of the Patent pursuant to the Purchase Agreement and the closing thereof.

         RESOLVED, that the following closing documents to the Purchase Agreement are authorized, ratified and approved, and the Company's officers are authorized and instructed to execute and deliver them, and any other documents necessary to effectuate the resolutions set forth hereinabove:
Assignment of License Agreement, revised Promissory Note, Security Agreement, Remedy Upon Default Agreement, Assignment, and Closing Agreement; and

         RESOLVED, and this confirms that the correct name of the corporation is SDR METRO INC. and that while due to a typographical error SDR METRO INC. was shown as SDR METRO INCORPORATED as a party to the Purchase Agreement and License Agreement, SDR METRO INC. is the party to those agreements and each of said contracts is hereby ratified in full.

DATE: January 8, 2002

DIRECTORS                              STOCKHOLDERS



      /s/ Roger Keith                          /s/ Roger Keith
--------------------------------       --------------------------------


          Roger Keith                              Roger Keith
--------------------------------       --------------------------------



--------------------------------       --------------------------------



--------------------------------       --------------------------------

                                   ASSIGNMENT

         WHEREAS, SDR Metro Inc., a corporation of the State of Ohio, having its principal place of business at 27367 Tungsten Road, Euclid, Ohio 44132, hereinafter called Assignor, has title to the United States Patent Number 5,337,039.

         WHEREAS, Radio Metrix Inc., a corporation of the State of Florida having its principal place of business at 4400 Independence Court, Sarasota, Florida 34234, desires to acquire the entire right, title and interest in and to said patent.

         NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, receipt whereof is hereby acknowledged, Assignor by these presents does sell, assign and transfer unto said Assignee, its successors and assigns, all right, title and interest in the United States of America to said patent, including all extensions, reissue patents, and corresponding foreign equivalents and all inventions covered by said patent.

         Assignor hereby agrees to execute any and all papers, including further assignment documents of any and all kinds in any and all countries, and to perform any and all acts which assignee may deem necessary to secure thereto the rights herein assigned, sold and set over.


                                   EXHIBIT B

         Assignor further represents and warrants that it has not granted any rights inconsistent with the rights granted herein.


                                           SDR METRO INC.



                                           By
                                              --------------------------------



                                           Title:
                                                  ----------------------------


 State of                      )
          --------------------

                                  )SS

 County of                     )
          --------------------

         On this ___ day of ________________________, 200_, before me personally appeared _______________________, to me known to be the person named in and who executed the above instrument and acknowledged that he executed the same for the uses and purposes therein mentioned.


                                               Notary Public



(SEAL)

                                      Note

$600,000                                    Euclid, Ohio
                                                         ----------------------
                                                                (Date)

Radio Metrix Inc., after date for value received, promises to pay SDR Metro Inc., an Ohio corporation, the sum of Six Hundred Thousand Dollars ($600,000), with interest at the rate of eight per cent (8%) per annum, payable quarterly, with principal due in one installment at the end of the twenty-fourth (24th) month from the date hereof;

AND SUBJECT TO: (I) COMPLIANCE BY SDR METRO INC. AND BRENT SIMON, WITH THE TERMS AND CONDITIONS OF THE AGREEMENT ENTERED INTO BY AND BETWEEN THEM AND RADIO METRIX INC. ON OCTOBER 9, 2000; AND (II) WRITTEN NOTICE OF DEFAULT OF THIS NOTE, PROVIDED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SENT TO STEPHEN A. MICHAEL, PRESIDENT, 4400 INDEPENDENCE COURT, SARASOTA, FLORIDA 34234 AND SEPARATELY BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SAMUEL S. DUFFEY, CHAIRMAN, 4400 INDEPENDENCE COURT, SARASOTA, FLORIDA 34234, PROVIDING NOTICE OF DEFAULT AND TEN (10) CALENDAR DAYS WITHIN WHICH RADIO METRIX INC. MAY CURE SAID DEFAULT, RADIO METRIX INC. DOES HEREBY AUTHORIZE ANY ATTORNEY AT LAW TO APPEAR FOR RADIO METRIX INC. IN AN ACTION ON THE ABOVE NOTE, AT ANY TIME AFTER SAID NOTE BECOMES DUE, IN ANY COURT OF RECORD SITUATED IN THE COUNTY WHERE RADIO METRIX INC. THEN RESIDES OR IN THE COUNTY WHERE RADIO METRIX INC. SIGNED THIS WARRANT AND BEING IN THE UNITED STATES, TO WAIVE THE ISSUING AND SERVICE OF PROCESS, AND CONFESS A JUDGMENT IN FAVOR OF THE LEGAL HOLDER OF THE ABOVE AGAINST RADIO METRIX INC., FOR THE AMOUNT THAT MAY THEN BE DUE THEREON, WITH INTEREST AT THE RATE THEREIN MENTIONED, AND COSTS OF SUIT, AND TO WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND THE RIGHT OF APPEAL FROM THE JUDGMENT RENDERED.

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU OR YOUR EMPLOYER REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

                                             Radio Metrix Inc.



                                      By:
                                          ------------------------------------
                                           Stephen A. Michael, Its: President

         The rights of the parties hereunder shall, in the event of default hereof, be governed by the Remedy upon Default Agreement executed on even date by SDR Metro Inc. and Radio Metrix Inc.



 Radio Metrix Inc.                           SDR Metro Inc.



 By:                                         By:
     -------------------------------            -------------------------------
         Stephen A. Michael
 As Its:                                     As Its:


                                   EXHIBIT C

                                                           RADIO METRIX, INC.

MEMO

To:           Brent Simon, SDR Metro, Inc.         via: fax
From:         S. A. Michael, President                     --------------------
CC:           SSD, file                                    --------------------
Date:         8/28/00
Re:           Consulting Agreement

                   ------------------------------------------

Brent,

Your continued involvement in the development of technologies attractive to Radio Metrix, Inc. can only be positive. Because we believe this to be true we have decided to accept your offer of consultation to Radio Metrix, Inc. Your experience and creativity should be a productive addition to the R & D process. This decision is important and will hopefully lead to a deeper involvement as successful development projects follow.

Our legal department will (simultaneously with the execution of the patent purchase agreement) prepare a consulting agreement, which will set forth our mutual understanding. The following are some of the points to which we have tentatively agreed:

1. All developments and inventions which are covered by or which constitute a continuation, improvement, expansion or incorporation of Patent No. 5,337,039 will be the exclusive property of Radio Metrix, Inc. You will execute any assignments, reasonably requested by Radio Metrix, Inc. to reflect its ownership.

2. As your availability permits, you will provide problem solving and development engineering services to Radio Metrix, Inc., based on tasks requested by Radio Metrix, Inc. which are intended to support the ongoing R & D of the technology described in Paragraph 1 above. For such tasks, you will be paid out-of-pocket expense reimbursements immediately upon the submission of two working prototypes, complete schematics and drawings, and a materials list of the task assigned together with appropriate receipts. Any expense in excess of $500.00 will require pre-approval in writing from Radio Metrix, Inc.
         Approved expenses will be limited to hardware, components, assembly materials and other verifiable non-time, non-space and non-travel expenses necessary to complete the tasks assigned by Radio Metrix, Inc. and accepted by you. All products of such assigned tasks will be the property of Radio Metrix, Inc.

3 Should you identify additional projects or tasks which are outside of the material covered in Paragraph 1 hereof, and which are free to be controlled by mutual confidentiality agreements between the parties, you will submit same in detailed writing to Radio Metrix, Inc. for concept review. Should Radio Metrix, Inc., upon completion of review, accept the responsibility to fund "first stage" confidential development of your concept, you will then be authorized in writing to pursue the development and to submit prototypes exclusively to Radio Metrix, Inc. for viability review. In such instances, upon the submission of the prototypes, complete schematics and drawings, material lists, and appropriate receipts, you will be reimbursed for out-of-pocket expenses. Any out-of-pocket expense in excess of $500.00 will require advanced written approval. Should Radio Metrix, Inc. determine, in the exercise of its discretion to proceed with ongoing development or commercialization of the developments or inventions developed under this Paragraph, the parties will execute a written agreement setting forth ownership of the technology/invention, future compensation if the technology is commercialized, and specific authorization and funding/expense reimbursement agreements regarding further stages of development.


                                   EXHIBIT D